UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023

PROSPECTOR CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39854	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1250 Prospect Street, Suite 200

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 449-9643

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-third of one redeemable warrant	PRSRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRSR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	PRSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

In connection with the preparation of the condensed financial statements of Prospector Capital Corp. (the “Company”) as of and for the period ended September 30, 2023, the Company’s management identified an error in its condensed financial statements for the periods ending March 31, 2023 and June 30, 2023. The Company determined that, based on its review of its accounting treatment under ASC 815 of the 10,833,333 warrants that were included in the units issued by the Company in its initial public offering (the “Public Warrants”) and the 5,666,667 warrants that were issued to the Company’s sponsor in private placements (the “Private Placement Warrants” and together with the Public Warrants, the “Warrants”), as a result of the redemptions that occurred on January 24, 2023 in connection with the Company’s extraordinary general meeting to extend the date by which it must consummate an initial business combination, its accounting for the Warrants was incorrectly presented as part of equity and the Warrants should be instead presented as liabilities, with changes in value of such liabilities reported in earnings. The Company’s management determined that such redemptions resulted in the possibility for the tender offer provision contained in Section 4.4 of the warrant agreement, dated as of January 7, 2021, between the Company and Continental Stock Transfer & Trust Company, to be triggered without the requirement that a change in control also be triggered, which resulted in the determination that the Warrants no longer qualify for equity treatment.

On November 27, 2023, the Company’s management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that, in light of the foregoing determination, certain items on the Company’s previously issued unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2023, and unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, filed with the SEC on August 14, 2023 (collectively, the “Affected Periods”), should be restated to classify the Warrants as liabilities and should no longer be relied upon. As such, the Company will restate its financial statements for the Affected Periods in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, to be filed with the SEC.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECTOR CAPITAL CORP.

	By:	/s/ Derek Aberle
		Name:	Derek Aberle
		Title:	Chief Executive Officer

Date: November 28, 2023

2